KRANESHARES TRUST

KraneShares E Fund China Commercial Paper ETF
KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF
(the “Funds”)

Supplement dated May 13, 2021 to the currently effective Summary Prospectus, Statutory Prospectus and
Statement of Additional Information as each may be supplemented, for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2020 and the supplement dated January 13, 2021, March 24, 2021, April 5, 2021, and April 23, 2021 (the “Supplements”).

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Pursuant to the Supplements, the Funds announced certain changes to be effective on May 14, 2021.

●
The effective date is now June 4, 2021 for the previously announced changes to the Funds’ names, objectives, principal investment strategies (including the 80% policy), principal investment risks, fee tables, and underlying index descriptions (“Pending Changes”).
The extended time is necessary to establish all required accounts in mainland China. The strategy relies on trading bonds through the BondConnect program, and opening such accounts is taking longer than it has historically. Although the Funds’ adviser believes that the new effective date is reasonable, further delays, which are out of the Funds’ control, may occur.

●	The effective date of the changes to management information noted in paragraphs 7 and 8 in the Supplement dated January 13, 2021, was April 1, 2021.

●
Since April 8, 2021, KraneShares E Fund China Commercial Paper ETF has paid no management fee and it will pay no management fee until the Pending Changes are effective.
This is a result of Krane Funds Advisors, LLC voluntarily agreeing to waive its management fee since that time by an additional 0.48% of the Fund’s average daily net assets. This voluntary waiver has been in addition to the current contractual management fee waiver of 0.20% of the Fund’s average daily net assets. As a result of the voluntary waiver and the contractual waiver, the Fund’s entire management fee of 0.68% of average daily net assets has been, and will continue to be, waived until the Pending Changes are effective.

●
Until the Pending Changes are effective, and as noted in prior Supplements, KraneShares E Fund China Commercial Paper ETF is departing, and will continue to depart, from its current investment objective, 80% policy and strategies as a result of investing substantially in U.S. dollars or in Chinese renminbi in anticipation of the Pending Changes.

For more information about all of these changes, please refer to the Supplement dated January 13, 2021.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.